UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 15, 2013 (May 14, 2013)

HAWAIIAN HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31443	71-0879698
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3375 Koapaka Street, Suite G-350, Honolulu, HI 96819
(Address of Principal Executive Offices) (Zip Code)

(808) 835-3700
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

On May 14, 2013, Hawaiian Holdings, Inc. (“Hawaiian Holdings”) and Hawaiian Airlines, Inc. (the “Company”), a wholly owned subsidiary of Hawaiian Holdings, entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Goldman, Sachs & Co., and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule II thereto (the “Underwriters”), and Natixis S.A., acting via its New York Branch, as depositary, relating to the issuance and sale to the Underwriters of $444,540,000 aggregate face amount of Class A and Class B enhanced equipment trust certificates (the “Certificates”) by pass through trusts established by the Company.  The trusts will use the proceeds from the offering to acquire equipment notes that will be issued by the Company to finance the acquisition of six Airbus A330-243 aircraft, which will be added to the Company’s fleet and are scheduled for delivery from November 2013 to October 2014. The equipment notes will be secured by the six Airbus A330-243 aircraft being acquired. Hawaiian Holdings will fully and unconditionally guarantee the payment obligations of the Company under the equipment notes.

The offering is being made pursuant to the shelf registration statements on Form S-3 (File No. 333-187255 and 333-187255-01) filed by Hawaiian Holdings and the Company with the Securities and Exchange Commission, which became effective on April 18, 2013, as supplemented by the preliminary prospectus supplement dated May 14, 2013 and the prospectus supplement dated May 14, 2013.

The Underwriting Agreement includes customary representations, warranties and covenants by Hawaiian Holdings and the Company.  Under the terms of the Underwriting Agreement, Hawaiian Holdings and the Company have agreed to indemnify the Underwriters against certain liabilities.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference into the Registration Statement. The description of the Underwriting Agreement is qualified in its entirety by reference to Exhibit 1.1.

Item 8.01.     Other Events.

On May 14, 2013, Hawaiian Airlines, Inc. issued a press release announcing the pricing of its offering of $444,540,000 aggregate face amount of Class A and Class B enhanced equipment trust certificates.  A copy of the press release is attached as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated May 14, 2013.
23.1	Consent of Aircraft Information Services, Inc.
23.2	Consent of BK Associates, Inc.
23.3	Consent of Ascend FG Advisory.
99.1	Press Release, dated May 14, 2013, announcing pricing of $444,540,000 Class A and Class B enhanced equipment trust certificates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2013

HAWAIIAN HOLDINGS, INC.

By:	/s/ Hoyt H. Zia
	Name:	Hoyt H. Zia
	Title:	Secretary

EXHIBIT INDEX

1.1	Underwriting Agreement, dated May 14, 2013.
23.1	Consent of Aircraft Information Services, Inc.
23.2	Consent of BK Associates, Inc.
23.3	Consent of Ascend FG Advisory.
99.1	Press Release, dated May 14, 2013, announcing pricing of $444,540,000 Class A and Class B enhanced equipment trust certificates.